Exhibit 10.29
AMENDMENT NO. 5 TO LOAN AGREEMENT
     This Amendment No. 5 (the “Amendment”) dated as of May 7, 2009, is between Bank of America, NA (the “Bank”) and Ambassadors International, Inc. (“Borrower 1”), Ambassadors Marine Group, LLC (“Borrower 2”), Ambassadors, LLC (“Borrower 3”), Ambassadors Cruise Group, LLC (“Borrower 4”) and Cypress Reinsurance, Ltd. (“Borrower 5”) (Borrower 1, Borrower 2, Borrower 3, Borrower 4 and Borrower 5 are sometimes referred to Collectively as the “Borrowers” and individually as the “Borrower”).
RECITALS
     A. The Bank and the Borrowers entered into a certain Loan Agreement dated as of September 1, 2006 (together with any previous amendments, the “Agreement’).
     B. The Borrower 1, Borrower 3, Borrower 4, and Borrower 5 have requested that the Bank release Borrower 2 as a Borrower under the Agreement, and to otherwise amend the agreement;
     C. The Bank agrees to release Borrower 2 as a Borrower under the agreement, and to otherwise amend the Agreement.
     D. The Bank and the Borrowers desire to amend the Agreement.
AGREEMENT
     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.
     2. Amendments. The Agreement Is hereby amended as follows:
2.1	Any and all references to “Borrower 2” or “Ambassadors Mar ne Group, LLC” are hereby deleted.

2.2	Any and all references to “Borrower”, “Borrower 1, Borrower 3, Borrower 4 and Borrower 5” or ‘Borrowers” shall mean Ambassadors International, Inc., Ambassadors, LLC, Ambassadors Cruise Group, LLC and Cypress Reinsurance, Ltd.
     3. Representations and Warranties. When the Borrowers sign this Amendment, each of the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that ha been disclosed In writing to the Bank or waived In writing by the Bank (b) the representations and warranties n the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) if the Borrower Is a business entity or a trust, this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with any of the Borrower’s organizational papers.

     4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:
4.1	If the Borrower or any guarantor is anything other than a natural person, evidence that the execution, delivery, and performance by the Borrower and/or such guarantor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

4.2	Payment by the Borrowers of a loan fee in the amount of Two Thousand Five Hundred Dollars and No Cents Dollars ($2,500.00).
     5. Effect of Amendment. Except as provided in this Amendment, all the terms and conditions of the Agreement shall remain in full force and effect.
     6. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
     7. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH P RTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGRE MENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT S PERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND ONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER. T RM SHEET OR OTHERWRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO TH CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) IS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

     This Amendment is executed as of the date stated at the beginning of this Amendment.

BANK: Bank of America, N.A.
By:	/s/ Marie-Lou Godinez
	Name:	Marie-Lou Godinez
	Title:	Sr. VP

BORROWERS: Ambassadors International, Inc.
By:
	Name:	Mark T. Detillion
	Title:	Chief Financial Officer

Ambassadors International, Inc., Member
By:	/s/ Mark T. Detillion
	Name:	Mark T. Detillion
	Title:	Chief Financial Officer

Ambassadors International, Inc., Member
By:	Ambassadors International, Inc., Member

By:	/s/ Mark T. Detillion
	Name:	Mark T. Detillion
	Title:	Chief Financial Officer

Cypress Reinsurance, Ltd.
By:	/s/ Mark T. Detillion
	Name:	Mark T. Detillion
	Title:	Chief Financial Officer

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